THE NORTH COUNTRY FUNDS

THE NORTH COUNTRY LARGE CAP EQUITY FUND

Ticker: NCEGX

Supplement dated May 27, 2025 to the

Statement of Additional Information dated March 31, 2025

____________________________________________________________________________________

As of the end of day May 21, 2025, the previous President, Treasurer, Secretary, Chief Compliance Officer, and AML Compliance Officer concluded their service to The North Country Funds (the “Trust”). Any information to the contrary should be disregarded.

The following supplements the information provided under the heading and sub-heading:

TRUSTEES AND EXECUTIVE OFFICERS

Principal Officers

As of May 21, 2025, Trustee Catherine Ayers-Rigsby was appointed Chairperson of the Board of Trustees of the Trust. She was also appointed as President. Officers are appointed annually. As of the date of this supplement, the Trustees and Officers held no shares of the Fund. The table below provides information on the other new principal officers of the Trust.

Name, Address(1) and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held
Angela Holland Born in 1970	Chief Compliance Officer & AML Compliance Officer	One Year, Since May 2025	Chief Compliance Officer of: Advisors Preferred, LLC (since March 2022); Ceros Financial Services, Inc. (broker dealer) (since January 2016);
AtCap Partners, LLC (investment adviser) (since March 2022);
			and Innovation X Advisors, Inc. (investment adviser) (since July 2022); Compliance Manager, Advisors Preferred, LLC (April 2012 – March 2022); Compliance Manager, AtCap Partners, LLC (April 2012-March 2022)	N/A	N/A
Christine Casares Born in 1975	Treasurer	One Year; Since May 2025	Vice President, Tax Administration, Ultimus Fund Solutions, LLC (since February 2016)	N/A	N/A
Daniel Gibson Born in 1984	Secretary and Assistant Treasurer	One Year Since May 2025	Trader/Dealer & Commissions Specialist, Ceros Financial Services, Inc.	N/A	N/A

(1)	The address of Ms. Holland and Mr. Gibson is c/o Advisors Preferred LLC, 1145 Research Blvd., Suite 530, Rockville, MD 20850. The address of Ms. Casares is c/o Ultimus Fund Solutions, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022-3474

The following supplements the information provided under the heading and sub-heading:

INVESTMENT ADVISORY AND OTHER SERVICES

THE ADVISER

Pursuant to a Liquidity Program Administrator Agreement with the Trust, Advisors Preferred LLC (the “Adviser”) provides a Liquidity Program Administrator to the Fund to oversee the Trust’s Liquidity Risk Management Program (the “Program”) with respect to the Fund and provide support services related to the Fund’s compliance with Rule 22e-4 under the Investment Company Act of 1940 Act through the Program. The Adviser is entitled to receive $9,000 per year plus out-of-pocket expenses from the Fund for its services. The Trust and Adviser each indemnify and hold the other party harmless from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liabilities arising out of or attributable to a breach of the agreement or which arise out of lack of good faith, gross negligence or willful misconduct with respect to performance under or in connection with the agreement. The agreement may be terminated by either party on 90 days’ notice.

Pursuant to a Compliance Consulting Agreement with the Trust, the Adviser provides a Chief Compliance Officer to the Fund to oversee the Fund’s compliance with various securities related laws and regulations and the Internal Revenue Code of 1986, as amended, with respect to the Fund and provide support services for oversight of Fund service providers. The Adviser is entitled to receive $10,000 per year, plus out-of-pocket expenses from the Fund for its services. The Trust and Adviser each indemnify and hold the other party harmless from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liabilities arising out of or attributable to a breach of the agreement or which arise out of lack of good faith, gross negligence or willful misconduct with respect to performance under or in connection with the agreement. The agreement may be terminated by either party on 90 days’ notice.

**************

The Statement of Additional Information and Prospectus each dated March 31, 2025, each provide information that you should know before investing in the Fund and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference. All of these documents are available upon request and without charge by calling (888) 350-2990.

Please retain this Supplement for future reference.